UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________February 1, 2008_______________
Date of Report (Date of Earliest Event Reported)

Commission file number  –  2-63322

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

  Delaware                                                                  36-2989662
                                          (State or other jurisdiction of                                                                (I.R.S. Employer Identification Number)
                                          incorporation or organization)

11 North Water Street, Suite 18290                                 Mobile, Alabama                                                                     36602
                                 (Address of principal executive offices)                                                                                                                      (Zip Code)

       (251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Item 8.01.    Other Events

As described in the press release included as Exhibit 99.1 in this filing, International Shipholding Corporation announced on February 4, 2008 that it has completed the redemption of its outstanding shares of 6% Convertible Exchangeable Preferred Stock.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibit

Exhibit Number                                                Document                                        .
      99.1                                       Press Release dated February 4, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date ____February 4, 2008